Ameritas Life Insurance Corp.

("Ameritas Life")

Ameritas Life Insurance Corp. Separate Account LLVL

Supplement to:

Ameritas Advisor ClearEdge VUL

Prospectus Dated May 1, 2024

Supplement Dated August 30, 2024

Effective July 15, 2024, the Sub-Adviser to the Putnam VT International Value Fund is Franklin Advisers, Inc.

Accordingly, effective July 15, 2024, the list of underlying portfolios impacted by these changes to your available variable investment options for your Policy are as follows:

Type / Investment Objective	Portfolio Company and Adviser / Subadviser(s)	Current Expenses	Average Annual Total Returns as of 12/31/2023
			1 year	5 year	10 year
Seeks capital growth. Current income is a secondary objective.	Putnam VT International Value Fund, Class IA [5]	0.88%	19.08%	9.96%	4.14%
	Putnam Investment Management, LLC /
	Franklin Advisers, Inc.

5	Though the investment advisor has retained the services of both Putnam Investments Limited (PIL) and The Putnam Advisory Company, LLC (PAC), PIL and PAC do not currently manage any assets of the fund.

All other provisions of your Policy remain as stated in your Policy and prospectus as previously supplemented.

Please retain this Supplement with the current prospectus for your variable Policy with

Ameritas Life.

If you do not have a current prospectus, please contact Ameritas Life at 800-255-9678.

PF 915 08-24